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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2004

                                  DURATEK, INC
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-14292                   22-2427618
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(State or other jurisdiction of       (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

10100 Old Columbia Road, Columbia, Maryland                         21046
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (410) 312-5100


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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On November 19, 2004, the Board of Directors of Duratek, Inc. accepted Dr. Francis J. Harvey's resignation as a director. Dr. Harvey has been appointed Secretary of the United States Amy. Duratek's Nominating and Corporate Governance Committee has begun a search for candidates to fill the vacancy created by Dr. Harvey's resignation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Duratek, Inc.


Date: November 19, 2004                         By: /s/ Robert F. Shawver
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                                                    Robert F. Shawver,
                                                    Executive Vice President and
                                                    Chief Financial Officer